UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): July 12, 2005

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258 (Commission File Number)	59-2389435 (IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912
(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On July 12, 2005, Chico’s FAS, Inc. issued a press release announcing a $10 million strategic investment in lucy activewear, a privately owned specialty retailer based in Portland, Oregon. A copy of the release issued on July 12, 2005 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

     Exhibit 99.1     Chico’s FAS, Inc. Press Release dated July 12, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: July 12, 2005	By:	/s/ Michael J. Kincaid
Michael J. Kincaid, Senior Vice President — Finance, Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated July 12, 2005